UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2023
Date of Report (Date of earliest event reported)

 FUNKO, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38274	35-2593276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2802 Wetmore Avenue
Everett, Washington 98201
(Address of Principal Executive Offices) (Zip Code)

(425) 783-3616
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FNKO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On November 2, 2023, Funko, Inc. (the “Company”) announced its financial results for the three and nine months ended September 30, 2023. The full text of the press release (the “Press Release”) issued in connection with the announcement is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information contained in the website cited in the Press Release is not incorporated herein.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 1, 2023, Richard A. Paul resigned as a member of the Company’s Board of Directors (the “Board”), effective November 2, 2023. Mr. Paul has agreed to continue to serve as an advisor to the Company.
On November 1, 2023, Michael Kerns was elected to the Board to fill the vacancy created by Mr. Paul’s resignation, effective November 2, 2023. Mr. Kerns has been appointed to serve on the Board’s Nominating and Corporate Governance Committee.
Mr. Kerns was designated to serve by TCG 3.0 Fuji, LP, an affiliated entity of TCG, pursuant to the Stockholders Agreement, dated May 3, 2022, between the Company and TCG 3.0 Fuji, LP. For a description of the agreements between the Company and TCG 3.0 Fuji, LP, please see the section “Certain Relationships and Related Person Transactions” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2023, which descriptions are incorporated herein by reference. Mr. Kerns will be compensated consistent with the Company’s Non-Employee Director Compensation Policy. Compensation received by Mr. Kerns is expected to be held or received, as applicable, for the benefit of TCG. The Company expects to enter into the Company’s standard form of indemnification agreement with Mr. Kerns.
Item 7.01. Regulation FD Disclosure.
The Company intends to participate in upcoming meetings with investors. The presentation materials for such meetings are furnished as Exhibit 99.2 of this report.
The information in Items 2.02 and 7.01 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description
99.1	Press release of Funko, Inc. issued November 2, 2023.
99.2	Presentation of Funko, Inc. dated November 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2023	FUNKO, INC.

By:	/s/ Steve Nave
Steve Nave
Chief Financial Officer and Chief Operating Officer (Principal Financial Officer)